10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Masters Fund

Security

Kinetic Concepts Inc

Advisor

EAMC

Transaction

 Date

2/23/2004

Cost

$550,000

Offering Purchase

0.01%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
------------
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Aggressive Growth

Security

Kinetic Concepts Inc*
Advisor

EIMCO

Transaction

 Date

2/23/2004

Cost

$6,000

Offering Purchase

0.001%

Broker

Credit Suisse First Boston LLC
Underwriting

Syndicate
Members

Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Aggressive Growth

Security

Kinetic Concepts Inc

Advisor

EIMCO

Transaction

 Date

2/23/2004

Cost

$6,000

Offering Purchase
-----------------
0.001%
Broker
------
Cowen & Co
Underwriting
------------
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Aggressive Growth

Security

Kinetic Concepts Inc

Advisor

EIMCO

Transaction

 Date

2/23/2004

Cost

$417,000

Offering Purchase

0.077%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
------------
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Aggressive Growth

Security

Salesforce.com

Advisor

EIMCO

Transaction

 Date

6/22/2004

Cost

$203,500

Offering Purchase
-----------------
0.185%
Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Deutsche Bank Securities Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.
William Blair & Company

Fund

Growth Fund

Security

Kinetic Concepts Inc

Advisor

EIMCO

Transaction

 Date

2/23/2004

Cost

$21,000

Offering Purchase

0.00%

Broker

Credit Suisse First Boston LLC
Underwriting

Syndicate
Members

Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Growth Fund

Security

Kinetic Concepts Inc

Advisor

EIMCO

Transaction

 Date

2/23/2004

Cost

$18,000

Offering Purchase
-----------------
0.00%
Broker
------
Cowen & Co
Underwriting
------------
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Assured Guaranty Ltd*
Advisor

EIMCO

Transaction

 Date

4/22/2004

Cost

$163,800

Offering Purchase

0.019%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Goldman, Sachs & Co.

Citigroup Global Markets, Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Assured Guaranty Ltd*
Advisor

EIMCO

Transaction

 Date

4/22/2004

Cost

$1,800

Offering Purchase
-----------------
0.000%
Broker
------
Blaylock & Partners
Underwriting
------------
Syndicate
Members
Banc of America Securities LLC
Goldman, Sachs & Co.
Citigroup Global Markets, Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$2,109

Offering Purchase
-----------------
0.000%
Broker
------
Janney Montomery
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$58,064

Offering Purchase

0.006%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting

Syndicate
Members

Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$17,936

Offering Purchase

0.002%

Broker

Banc of America Securities LLC
Underwriting

Syndicate
Members

Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$17,936

Offering Purchase

0.002%

Broker

Credit Suisse First Boston LLC
Underwriting

Syndicate
Members

Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$17,936

Offering Purchase
-----------------
0.002%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$17,936

Offering Purchase

0.002%

Broker

J.P. Morgan Securities Inc.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$58,064

Offering Purchase
-----------------
0.006%
Broker
------
Lehman Brothers Inc.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$58,083

Offering Purchase
-----------------
0.005%
Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

Masters Fund

Security

Dex Media Inc

Advisor

EIMCO

Transaction

 Date

7/21/2004

Cost

$17,936

Offering Purchase

0.002%

Broker

Citigroup Global Markets, Inc.
Underwriting

Syndicate
Members

Morgan Stanley & Co.
Lehman Brothers Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.

Fund

Emerging Growth Fund

Security

Nextel Partners Inc

Advisor

EIMCO

Transaction

 Date

11/14/2003

Cost

$1,933,772

Offering Purchase
-----------------
0.543%
Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
Members
J.P. Morgan Securities Inc.
Morgan Stanley & Co.

Fund

Emerging Growth Fund

Security

Kinetic Concepts Inc*
Advisor

EIMCO

Transaction
 Date

2/23/2004

Cost

$18,000

Offering Purchase

0.003%

Broker

Credit Suisse First Boston LLC
Underwriting

Syndicate
Members

Merrill Lynch, Pierce, Fenner & Smith Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.